EXHIBIT 8(a)

FUND PARTICIPATION AGREEMENT

     This Agreement is made the 1st day of January, 2000, by and among PACIFIC LIFE INSURANCE COMPANY (formerly Pacific Mutual Life Insurance Company) (“Pacific Life”), a life insurance company domiciled in California, on its behalf and on behalf of its segregated asset accounts listed on Exhibit A to this Agreement; PACIFIC LIFE & ANNUITY COMPANY (formerly PM Group Life Insurance Company) (“PL&A”, and, together with Pacific Life, the “Companies”), a life insurance company domiciled in Arizona, on its behalf and on behalf of its segregated asset accounts listed on Exhibit A to this Agreement (the segregated asset accounts of the Companies are referred to collectively as the “Separate Accounts”); PACIFIC SELECT FUND (the “Fund”), a Massachusetts business trust; and PACIFIC MUTUAL DISTRIBUTORS, INC. (formerly Pacific Equities Network ) (“Distributor”), a California corporation.

W I T N E S S E T H

     WHEREAS, the Fund is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) and the Fund is authorized to issue separate classes of shares of beneficial interests (“shares”), each representing an interest in a separate portfolio of assets known as a “series” and each series has its own investment objective, policies, and limitations; and

     WHEREAS, Pacific Life, the Fund and the Distributor are currently parties to a Fund Participation Agreement dated November 6, 1992, as amended by an Addendum to the Agreement dated January 4, 1994, an Addendum to the Agreement dated August 15, 1994, an

Addendum to the Agreement dated November 20, 1995, and an Addendum to the Agreement dated December 18, 1998 (the “Current Agreement”), pursuant to which Fund shares are offered and sold to certain segregated asset accounts of Pacific Life; and

     WHEREAS, the Fund is available to offer shares of one or more of its series to separate accounts of insurance companies that fund variable life insurance policies and variable annuity contracts (“Variable Contracts”) and to serve as an investment medium for Variable Contracts offered by insurance companies that have entered into participation agreements (“Participating Insurance Companies”) substantially similar to the Current Agreement, and the Fund is currently comprised of multiple separate series, and other series may be established in the future; and

     WHEREAS, the Fund has obtained an order from the SEC, granting Participating Insurance Companies, separate accounts funding Variable Contracts of Participating Insurance Companies, and the Fund, inter alia, exemptions from the provisions of sections 9(a), 13 (a), 15(a), and 15(b) of the 1940 Act and paragraph (b) (15) of Rule 6e-3(T) under the 1940 Act, to the extent necessary to permit such persons to rely on the exemptive relief provided under paragraph (b) (15) of Rule 6e-3(T), even though shares of the Fund may be offered to and held by separate accounts funding variable annuity contracts or scheduled or flexible premium variable life insurance contracts of both affiliated and unaffiliated life insurance companies (the “Shared Funding Exemptive Order”); and

     WHEREAS, the Distributor is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (“1934 Act”), and is a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Companies wish to purchase shares of one or more of the Fund’s series on behalf of their Separate Accounts to serve as an investment medium for Variable Contracts funded by the Separate Accounts, and the Distributor is authorized to sell shares of the Fund’s series; and

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, the parties hereby agree to amend and restate the Current Agreement as follows:

ARTICLE I. Sale of Fund Shares

     1.1. The Distributor agrees to sell to the Companies those shares of the series offered and made available by the Fund and identified in Exhibit B (“Series”), that a Company orders on behalf of its Separate Accounts, and agrees to execute such orders on each day on which the Fund calculates its net asset value pursuant to rules of the SEC (“business day”) at the net asset value next computed after receipt and acceptance by the Fund or its agent of the order for the shares of the Fund.

     1.2. The Fund agrees to make available on each business day shares of the Series for purchase at the applicable net asset value per share by the Companies on behalf of their Separate Accounts; provided, however, that the Board of Trustees of the Fund may refuse to sell shares of any Series to any person, or suspend or terminate the offering of shares of any Series, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees’ fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Series.

     1.3. The Fund and Distributor agree that shares of the Series of the Fund will be sold only to Participating Insurance Companies, their separate accounts, and other persons consistent with each Series being adequately diversified pursuant to Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”) and the regulations thereunder.

     1.4. The Fund and the Distributor will not sell shares of the Series to any insurance company other than the Companies or to the separate account of any such other insurance company unless an agreement containing provisions substantially the same as those in Article IV and Sections 5.5 and 5.6 of Article V of this Agreement is in effect to govern such sales.

     1.5. Upon receipt of a request for redemption in proper form from a Company, the Fund agrees to redeem any full or fractional shares of the Series held by the Company, ordinarily executing such requests on each business day at the net asset value next computed after receipt and acceptance by the Fund or its agent of the request for redemption, except that the Fund reserves the right to suspend the right of redemption, consistent with Section 22(e) of the 1940 Act and any rules thereunder. Such redemption shall be paid consistent with applicable rules of the SEC and procedures and policies of the Fund as described in the current prospectus.

     1.6. Each Company agrees to purchase and redeem the shares of each Series in accordance with the provisions of the current prospectus for the Fund.

     1.7. Each Company shall pay for shares of the Series in federal funds transmitted by wire no later than 11:00 a.m. Eastern time the next following business day after it places an order to purchase shares.

     1.8. Issuance and transfer of shares of the Series will be by book entry only unless otherwise agreed by the Fund. Stock certificates will not be issued to the Companies or the Separate Accounts unless otherwise agreed by the Fund. Shares ordered from the Fund will be recorded in an appropriate title for the Separate Accounts or the appropriate subaccounts of the Separate Accounts.

     1.9. The Fund shall promptly furnish notice (by wire or telephone, followed by written confirmation) to each Company of any income dividends or capital gain distributions payable on the shares of the Series. Each Company hereby elects to reinvest in the Series all such dividends and distributions as are payable on a Series’ shares and to receive such dividends and distributions in additional shares of that Series. Each Company reserves the right to revoke this election in writing and to receive all such dividends and distributions in cash. The Fund shall notify each Company of the number of shares so issued as payment of such dividends and distributions.

     1.10. The Fund shall instruct its recordkeeping agent to advise each Company on each business day of the net asset value per share for each Series as soon as reasonably practicable after the net asset value per share is calculated.

ARTICLE II. Representations and Warranties

     2.1. Pacific Life represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it is taxed as an insurance company under Subchapter L of the Code.

     2.2. PL&A represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it is taxed as an insurance company under Subchapter L of the Code.

     2.3. Pacific Life represents and warrants that it has legally and validly established each of its Separate Accounts as a segregated asset account under the California Insurance Code, and that each of its Separate Accounts is a validly existing segregated asset account under applicable federal and state law.

     2.4. PL&A represents and warrants that it has legally and validly established each of its Separate Accounts as a segregated asset account under the Arizona Insurance Code, and that each of the Separate Accounts is a validly existing segregated asset account under applicable federal and state law.

     2.5. Pacific Life represents and warrants that the Variable Contracts issued by it or interests in its Separate Accounts under such Variable Contracts (1) are or, prior to issuance, will be registered as securities under the Securities Act of 1933 (“1933 Act”) or, alternatively (2) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act.

     2.6. PL&A represents and warrants that the Variable Contracts issued by it or interests in its Separate Accounts under such Variable Contracts (1) are or, prior to issuance, will be registered as securities under the Securities Act of 1933 (“1933 Act”) or, alternatively (2) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act.

     2.7. Each Company represents and warrants that each of its Separate Accounts (1) has been registered as a unit investment trust in accordance with the provisions of the 1940 Act or, alternatively (2) has not been registered in proper reliance upon an exclusion from registration under the 1940 Act.

     2.8. Each Company represents that it believes, in good faith, that the Variable Contracts issued by that Company are currently treated as annuity contracts or life insurance policies (which may include modified endowment contracts), whichever is appropriate, under applicable provisions of the Code.

     2.9. The Fund represents and warrants that it is duly organized as a business trust under the laws of the Commonwealth of Massachusetts, and is in good standing under applicable law.

     2.10. The Fund represents and warrants that the shares of the Series are duly authorized for issuance in accordance with applicable law and that the Fund is registered as an open-end management investment company under the 1940 Act.

     2.11. The Fund represents that it believes, in good faith, that the Series currently comply with the diversification provisions of Section 817(h) of the Code and the regulations issued thereunder relating to the diversification requirements for variable life insurance policies and variable annuity contracts.

     2.12. The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

ARTICLE III. General Duties

     3.1. The Fund shall take all such actions as are necessary to permit the sale of the shares of each Series to the Separate Accounts, including maintaining its registration as an investment company under the 1940 Act, and registering the shares of the 1933 Act for so long as required by applicable law. The Fund shall amend its Registration Statement filed with the SEC under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of the shares of the Series. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states to the extent deemed necessary by the Fund or the Distributor.

     3.2. The Fund shall make every effort to maintain qualification of each Series as a Regulated Investment Company under Subchapter M of the Code (or any successor or similar provision) and shall notify the Companies immediately upon having a reasonable basis for believing that a Series has ceased to so qualify or that it might not so qualify in the future.

     3.3. The Fund shall make every effort to enable each Series to comply with the diversification provisions of Section 817(h) of the Code and the regulations issued thereunder relating to the diversification requirements for variable life insurance policies and variable annuity contracts and any prospective amendments or other modifications to Section 817 or regulations thereunder, and shall notify the Companies immediately upon having reasonable basis for believing that any Series has ceased to comply.

     3.4. The Fund shall be entitled to receive and act upon advice of its General Counsel or its outside counsel in meeting the requirements specified in Section 3.2 and 3.3 hereof.

     3.5. Each Company shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Variable Contracts issued by that Company, including registering each Separate Account as an investment company to the extent required under the 1940 Act, and registering the Variable Contracts or interests in the Separate Accounts under the Variable Contracts to the extent required under the 1933 Act, and obtaining all necessary approvals to offer the Variable Contracts from state insurance commissioners.

     3.6. Each Company shall make every effort to maintain the treatment of the Variable Contracts issued by that Company as annuity contracts or life insurance policies, whichever is appropriate, under applicable provisions of the Code, and shall notify the Fund and the Distributor immediately upon having a reasonable basis for believing that such Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

     3.7. Each Company shall offer and sell the Variable Contracts issued by that Company in accordance with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Conduct Rules, and state law respecting the offering of variable life insurance policies and variable annuity contracts.

     3.8. The Distributor shall sell and distribute the shares of the Series of the Fund in accordance with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Conduct Rules, and state law.

     3.9. A majority of the Board of Trustees of the Fund shall consist of persons who are not “interested persons” of the Fund, as defined by Section 2(a)(19) of the 1940 Act (“disinterested Trustees”), except that if this provision of this Section 3.9 is not met by reason of the death, disqualification, or bona fide resignation of any Trustee or Trustees, then the operation of this provision shall be suspended (a) for a period of 45 days if the vacancy or vacancies may be filled by the Fund’s Board; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by order upon application.

     3.10. Each Company agrees to provide, as promptly as possible, notice to the Fund and to the Distributor if that Company has reason to know about a meeting of some or all of the owners of the Variable Contracts or shareholders of the Fund, where the agenda or purpose of the meeting relates, in whole or in part, to the Fund, and that has not been called by the Fund’s Board of Trustees (and which shall not include a vote of Variable Contract Owners having an interest in a Separate Account to substitute shares of another investment company for corresponding shares of the Fund or a Series, as described in Section 9.1(e) and to which the notice provision of Section 9.2 shall apply). In such an event, that Company agrees to distribute proxy statements and any additional solicitation materials upon the request of the Fund or the Distributor to the owners of the Variable Contracts issued by that Company at least 30 days prior to the meeting. That Company further agrees that it shall take no action, directly or indirectly, in furtherance of shareholders of the Fund or Contract Owners taking any action with respect to the Fund by written consent and without a meeting.

     3.11. Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

ARTICLE IV. Potential Conflicts

     4.1. The Fund’s Board of Trustees shall monitor the Fund for the existence of any material irreconcilable conflict: (1) between the interests of owners of scheduled premium variable life insurance policies and owners of flexible premium variable life insurance policies; (2) between the interests of owners of variable annuity contracts and owners of scheduled premium or flexible premium variable life insurance policies, and (3) between the interests of owners of Variable Contracts (“Variable Contract Owners”) issued by different Participating Insurance Companies that invest in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Fund or any Series are being managed; (e) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract Owners.

     4.2. Each Company agrees that it shall be responsible for reporting any potential or existing conflict to the Fund’s Board of Trustees. Each Company will be responsible for assisting the Board of Trustees of the Fund in carrying out its responsibilities under this Agreement, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by each Company to inform the Board whenever Variable Contract Owner voting instructions are disregarded. Each Company shall carry out its responsibility under this Section 4.2 with a view only to the interests of its Variable Contract Owners.

     4.3. Each Company agrees that in the event that it is determined by a majority of the Board of Trustees of the Fund or a majority of the Fund’s disinterested Trustees that a material irreconcilable conflict exists, that Company shall, to the extent reasonably practicable (as determined by a majority of the disinterested Trustees of the Board of the Fund), take whatever steps are necessary to eliminate the irreconcilable material conflict, including: (1) withdrawing the assets allocable to some or all of the Separate Accounts from the Fund or any Series and reinvesting such assets in a different investment medium, which may include another Series of the Fund, or submitting the question of whether such segregation should be implemented to a vote of all affected Variable Contract Owners and, as appropriate, segregating the assets of any appropriate group (i.e., Contract Owners of Variable Contracts issued by one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract Owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account. If a material irreconcilable conflict arises because of a Company’s decision to disregard Variable Contract Owners’ voting instructions and that decision represents a minority position or would preclude a majority vote, that Company shall be required, at the Fund’s election, to withdraw its Separate Accounts’ investment in the Fund, and no charge or penalty will be imposed as a result of such withdrawal. The Fund shall neither be required to bear the costs of remedial actions taken to remedy a material irreconcilable conflict nor shall it be requested to pay a higher investment advisory fee for the sole purpose of covering such costs. In addition, no Variable Contract Owner shall be required directly or indirectly to bear the direct or indirect costs or remedial actions taken to remedy a material irreconcilable conflict. A new funding medium for any Variable Contract need not be established pursuant to this Section 4.3, if an offer to do so has been declined by vote of a majority of Variable Contract Owners materially adversely affected by the irreconcilable material conflict. All reports received by the Fund’s Board of Trustees of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, notifying Participating Insurance Companies and the Fund’s investment adviser of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board of Trustees of the Fund or other appropriate records, and such minutes or other records shall be made available to the SEC upon request. Each Company and the Fund shall carry out their responsibilities under this Section 4.3 with a view only to the interests of the Variable Contract Owners.

     4.4. The Board of Trustees of the Fund shall promptly notify each Company in writing of its determination of the existence of an irreconcilable material conflict and its implications.

ARTICLE V. Prospectuses and Proxy Statements; Voting

     5.1. Each Company shall distribute such prospectuses, proxy statements and periodic reports of the Fund to the owners of Variable Contracts issued by that Company as required to be distributed to such Variable Contract Owners under applicable federal or state law.

     5.2. The Distributor shall provide each Company with as many copies of the current prospectus of the Fund as that Company may reasonably request. If requested by a Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the Fund’s prospectus as set in type, electronic file or in camera-ready copy) and other assistance as is reasonably necessary in order for the Company to print together in one document the current prospectus for the Variable Contracts issued by the Company and the current prospectus for the Fund. The Fund shall bear the expense of printing copies of its current prospectus that will be distributed to existing Variable Contract Owners, and each Company shall bear the expense of printing copies of the Fund’s prospectus that are used in connection with offering those Variable Contracts issued by that Company.

     5.3. The Fund and the Distributor shall provide (1) at the Fund’s expense, one copy of the Fund’s current Statement of Additional Information (“SAI”) to each Company and to any owner of a Variable Contract issued by a Company who requests such SAI, (2) at a Company’s expense, such additional copies of the Fund’s current SAI as that Company shall reasonably request and that that Company shall require in accordance with applicable law in connection with offering the Variable Contracts issued by that Company.

     5.4. The Fund, at its expense, shall provide a Company with copies of its proxy material, periodic reports to shareholders and other communications to shareholders in such quantity as that Company shall reasonably require for purposes of distributing to owners of Variable Contracts issued by that Company. The Fund, at a Company’s expense, shall provide that Company with copies of its periodic reports to shareholders and other communications to shareholders in such quantity as that Company shall reasonably request for use in connection with offering the Variable Contracts issued by that Company. If requested by a Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the Fund’s proxy materials, periodic reports to shareholders and other communications to shareholders, as set in type or in camera-ready copy) and other assistance as reasonably necessary in order for that Company to print such shareholder communications for distribution to owners of Variable Contracts issued by that Company.

     5.5. For so long as the SEC interprets the 1940 Act to require pass-through voting by Participating Insurance Companies whose Separate Accounts are registered as investment companies under the 1940 Act, each Company shall vote shares of each Series of the Fund held in a Separate Account or a subaccount thereof that is registered as an investment company under the 1940 Act, at regular and special meetings of the Fund in accordance with instructions timely received by that Company (or its designated agent) from owners of Variable Contracts funded by such Separate Account or subaccount thereof having a voting interest in the Series. Each Company shall vote shares of a Series of the Fund held in a such a registered Separate Account or a subaccount thereof that are attributable to its Variable Contracts as to which no timely instructions are received, as well as shares held in such Separate Account or subaccount thereof that are not attributable to its Variable Contracts and owned beneficially by the Company (resulting from charges against the Variable Contracts or otherwise), in the same proportion as the votes cast by owners of the Variable Contracts funded by that Separate Account or subaccount thereof having a voting interest in the Series from whom instructions have been timely received. Each Company shall vote shares of each Series of the Fund held in its general account, if any, in the same proportion as the votes cast with respect to shares of the Series held in all Separate Accounts of that Company or subaccounts thereof, whether or not registered, in the aggregate.

     5.6. The Fund shall disclose in its prospectus or Statement of Additional Information, to the extent pertinent, that (1) shares of the Series of the Fund are offered to affiliated or unaffiliated insurance company separate accounts which fund both annuity and life insurance contracts and, (2) due to differences in tax treatment or other considerations, the interests of various Variable Contract Owners participating in the Fund or a Series might at some time be in conflict, and (3) the Board of Trustees of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. The Fund hereby notifies the Companies that prospectus disclosure may be appropriate, to the extent pertinent, regarding potential risks of offering shares of the Fund to separate accounts funding both variable annuity contracts and variable life insurance policies, to separate accounts funding Variable Contracts of unaffiliated life insurance companies.

ARTICLE VI. Sales Material and Information

     6.1. Each Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund (or any Series thereof) or its investment advisers or the Distributor is named, and no such sales literature or other promotional material shall be used without the approval of the Fund and the Distributor or the designee of either.

     6.2. Each Company agrees that neither it nor any of its affiliates or agents shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund other than the information or representations contained in the Registration Statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Distributor or its designee, except with the permission of the Fund or its designee or the Distributor or its designee.

     6.3. The Fund or the Distributor or the designee of either shall furnish to each Company or its designee, each piece of sales literature or other promotional material in which that Company or its Separate Accounts are named, and no such material shall be used without the approval of that Company or its designee.

     6.4. The Fund and the Distributor agree that each, and the affiliates and agents of each, shall not give any information or make any representations on behalf of a Company or concerning that Company, its Separate Accounts, or the Variable Contracts issued by that Company, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports for the Separate Accounts or prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by that Company or its designee, except with the permission of that Company.

     6.5. The Fund will provide to each Company at least one complete copy of all prospectuses, Statements of Additional Information, reports, proxy statements and other voting solicitation materials, and all amendments and supplements to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

     6.6. Each Company will provide to the Fund at least one complete copy of all prospectuses (which shall include an offering memorandum if the Variable Contracts issued by that Company or interests therein are not registered under the 1933 Act), Statements of Additional Information, reports, solicitations for voting instructions, and all amendments or supplements to any of the above, that relate to the Variable Contracts issued by that Company or its Separate Accounts promptly after the filing of such document with the SEC or other regulatory authority.

     6.7. For purposes of this Article VI, the phrase “sales literature or other promotional material” includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, computerized media, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees.

ARTICLE VII. Indemnification

     7.1. Indemnification by Pacific Life

          7.1(a). Pacific Life agrees to indemnify and hold harmless the Fund, each of its Trustees and officers, any affiliated person of the Fund within the meaning of Section 2(a) (3) of the 1940 Act, and the Distributor (collectively, the “Indemnified Parties” for purposes of this Section 7.1 and Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Pacific Life) or litigation expenses (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Fund’s shares or the Variable Contracts issued by Pacific Life and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus (which shall include an offering memorandum) for the Variable Contracts issued by Pacific Life or sales literature for such Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Pacific Life by or on behalf of the Fund for use in the registration statement or prospectus for the Variable Contracts issued by Pacific Life or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of such Variable Contracts or Fund shares; or

          (ii) arise out of or as a result of any statement or representation (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by Pacific Life or persons under its control) or wrongful conduct of Pacific Life or any of its affiliates, employees or agents with respect to the sale or distribution of the Variable Contracts issued by Pacific Life or the Fund shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of Pacific Life;

     except to the extent provided in Sections 7.1(b) and 7.1(c) hereof.

     7.1(b). Pacific Life shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of obligations or duties under this Agreement or to the Fund.

     7.1(c). Pacific Life shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Party shall have notified Pacific Life in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated agent), but failure to notify Pacific Life of any such claim shall not relieve Pacific Life from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, Pacific Life shall be entitled to participate, at its own expense, in the defense of such action. Pacific Life also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from Pacific Life to such party of Pacific Life’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and Pacific Life will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     7.1(d). The Indemnified Parties shall promptly notify Pacific Life of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Variable Contracts issued by Pacific Life or the operation of the Fund.

     7.2. Indemnification by PL&A

          7.2(a). PL&A agrees to indemnify and hold harmless the Indemnified Parties against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of PL&A) or litigation expenses (including legal and other expenses), to which the Indemnified Parties may become subject under any statue, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Fund’s shares or the Variable Contracts issued by PL&A and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus (which shall include an offering memorandum) for the Variable Contracts issued by PL&A or sales literature for such Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to PL&A by or on behalf of the Fund for use in the registration statement or prospectus for the Variable Contracts issued by PL&A or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of such Variable Contracts or Fund shares; or

          (ii) arise out of or as a result of any statement or representation (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by PL&A or persons under its control) or wrongful conduct of PL&A or any of its affiliates, employees or agents with respect to the sale or distribution of the Variable Contracts issued by PL&A or the Fund shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of PL&A;

     except to the extent provided in Sections 7.2(b) and 7.2(c) hereof.

          7.2(b). PL&A shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of obligations or duties under this Agreement or to the Fund.

          7.2(c). PL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Party shall have notified PL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated agent), but failure to notify PL&A of any such claim shall not relieve PL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, PL&A shall be entitled to participate, at its own expense, in the defense of such action. PL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from PL&A to such party of PL&A’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and PL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.2(d). The Indemnified Parties shall promptly notify PL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Variable Contracts issued by PL&A or the operation of the Fund.

     7.3. Indemnification by the Distributor

          7.3(a). The Distributor agrees to indemnify and hold harmless the Fund and each Company and each of their trustees, directors and officers and each person, if any, who is an affiliated person of the Fund or that Company within the meaning of Section 2(a)(3) the 1940 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation expenses (including legal and other expenses) to which the Indemnified parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Fund’s shares or the Variable Contracts issued by that Company and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or the Fund or the designee or either by or on behalf of that Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts issued by that Company or Fund shares; or

          (ii) arise out of or as a result of any statement or representation (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by the Distributor or any employees or agents thereof) or wrongful conduct of the Fund or Distributor, or the affiliates, employees, or agents of the Fund or the Distributor with respect to the sale or distribution of the Variable Contracts issued by that Company or Fund shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts issued by that Company, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to that Company by or on behalf of the Fund;

     except to the extent provided in Sections 7.3(b) and 7.3(c) hereof.

          7.3(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of obligations and duties under this Agreement or to a Company or its Separate Accounts.

          7.3(c). The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Indemnification Provision. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.3(d). The Company shall promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Variable Contracts issued by the Company or the operation of the Separate Accounts.

ARTICLE VIII. Applicable Law

     8.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of California.

     8.2. This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Amended Shared Funding Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX. Termination

     9.1. This Agreement shall terminate:

          (a) at the option of any party upon 180 days advance written notice to the other parties; or

          (b) as to a Company, at the option of that Company if shares of the Series are not reasonably available to meet the requirements of the Variable Contracts issued by that Company, as determined by that Company, and upon prompt notice by that Company to the other parties; or

          (c) as to a Company, at the option of the Fund or the Distributor upon institution of formal proceedings against that Company or its agent by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding that Company’s duties under this Agreement or related to the sale of the Variable Contracts issued by that Company, the operation of the Separate Accounts, or the purchase of the Fund shares; or

          (d) as to a Company, at the option of that Company upon institution of formal proceedings against the Fund or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; or

          (e) as to a Company, upon requisite vote of the Variable Contract Owners having an interest in its Separate Accounts (or any subaccounts thereof) to substitute the shares of another investment company for the corresponding shares of the Fund or a Series in accordance with the terms of the Variable Contracts for which those shares had been selected to serve as the underlying investment media; or

          (f) in the event any of the shares of a Series are not registered, issued or sold in accordance with the applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment media of the Variable Contracts issued or to be issued by a Company; or

          (g) by any party to the Agreement upon a determination by a majority of the Trustees of the Fund, or a majority of its disinterested Trustees, that an irreconcilable conflict exists; or

          (h) as to any Company, at the option of that Company if the Fund or a Series fails to meet the diversification requirements specified in Section 3.3 hereof.

     9.2. Each party to this Agreement shall promptly notify the other parties to the Agreement of the institution against such party of any such formal proceedings as described in Sections 8.1(c) and (d) hereof. Each Company shall give 60 days prior written notice to the Fund of the date of any proposed vote of its Variable Contract Owners to replace the Fund’s shares as described in Section 9.1(e) hereof.

     9.3. If this Agreement terminates, any provision of this Agreement necessary to the orderly windup of business under it will remain in effect as to that business, after termination.

ARTICLE X. Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:	If to PL&A:

Pacific Select Fund	Pacific Life and Annuity Company
Attn: Variable Regulatory Compliance Department	Attn: Variable Regulatory Compliance Department
700 Newport Center Drive	700 Newport Center Drive
P.O. Box 7500	P.O. Box 7500
Newport Beach, CA 92660	Newport Beach, CA 92660

If to the Distributor:	If to Pacific Life:

Pacific Mutual Distributors	Pacific Life Insurance Company
Attn: Compliance Officer 700 Newport Center Drive, NB-4	Attn: Variable Regulatory Compliance Department
Newport Beach, CA 92660	700 Newport Center Drive
P.O. Box 7500 Newport Beach, CA 92660

ARTICLE XI. Miscellaneous

     11.1. The Fund and the Company agree that if and to the extent Rule 6e-2 or Rule 6e-3(T) under the 1940 Act is amended or if Rule 6e-3 is adopted in final form, to the extent applicable, the Fund and the Company shall each take such steps as may be necessary to comply with those Rules, as may be applicable, as amended or adopted in final form.

     11.2. A copy of the Fund’s Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the Agreement has been executed on behalf of the Fund by a Trustee of the Fund in his or her capacity as

Trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer or shareholder of the Fund individually.

     11.3. Nothing in this Agreement shall impede the Fund’s Trustees or shareholders of the shares of the Fund’s Series from exercising any of the rights provided to such Trustees or shareholders in the Fund’s Agreement and Declaration of Trust, as amended, a copy of which will be provided to the Company upon request.

     11.4. It is understood that the name “Pacific”, “Pacific Life”, “Pacific Select” or any derivative thereof or logo associated with that name is the valuable property of Pacific Life, and that the Fund has the right to use such name (or derivative or logo) only so long as this Agreement is in effect. Upon termination of this Agreement the Companies shall forthwith cease to use such name (or derivative or logo).

     11.5. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     11.6. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     11.7. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     11.8. This Agreement may not be assigned by any party to the Agreement except with the written consent of the other parties to the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PACIFIC SELECT FUND

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ THOMAS C. SUTTON

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board & Trustee

PACIFIC MUTUAL DISTRIBUTORS, INC.

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ GERALD W. ROBINSON

	Name: Audrey L. Milfs		Name: Gerald W. Robinson
	Title: Secretary		Title: Chairman & Chief Exec. Officer

PACIFIC LIFE INSURANCE COMPANY

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ THOMAS C. SUTTON

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board & Chief Exec. Officer

ATTEST:	/s/ AUDREY L. MILFS	BY	/s/ GLENN S. SCHAFER

	Name: Audrey L. Milfs		Name: Glenn S. Schafer
	Title: Secretary		Title: President

PACIFIC LIFE & ANNUITY COMPANY

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ LYNN C. MILLER

	Name: Audrey L. Milfs		Name: Lynn C. Miller
	Title: Secretary		Title: Executive Vice President

Exhibit A

Separate Accounts of Pacific Life Insurance Company:

Pacific Select Separate Account
Pacific Select Exec Separate Account
Pacific Select COLI Separate Account
Pacific Select Variable Annuity Separate Account

Separate Account A
Separate Account B

Pacific Select Value Separate Account
Pacific Corinthian Variable Separate Account
Pacific COLI Separate Account II
Pacific COLI Separate Account III

Separate Accounts of Pacific Life and Annuity Company:

Pacific Select Exec Separate Account
Separate Account A

Exhibit B

Money Market Portfolio
High Yield Bond Portfolio
Managed Bond Portfolio
Government Securities Portfolio
Small-Cap Equity Portfolio
Aggressive Equity Portfolio
Growth LT Portfolio
Equity Income Portfolio
Multi-Strategy Portfolio
Large-Cap Value Portfolio
Mid-Cap Value Portfolio
Equity Portfolio
Bond and Income Portfolio
Equity Index Portfolio
Small-Cap Index Portfolio
REIT Portfolio
International Value Portfolio
Emerging Markets Portfolio
International Large-Cap Portfolio
Diversified Research Portfolio
I-Net Tollkeeper Portfolio*

*Effective 05/01/2000

ADDENDUM TO FUND PARTICIPATION AGREEMENT

     The Fund Participation Agreement, made the 1st day of January, 2000, and subsequently amended on January 28, 2000 by and among PACIFIC LIFE INSURANCE COMPANY (formerly Pacific Mutual Life Insurance Company) (“Pacific Life”), a life insurance company domiciled in California, on its behalf and on behalf of its segregated asset accounts listed on Exhibit A to the Agreement; PACIFIC LIFE & ANNUITY COMPANY (“PL&A”, and, together with Pacific Life, the “Companies”), a life insurance company domiciled in Arizona, on its behalf and on behalf of its segregated asset accounts listed on Exhibit A to the Agreement (the segregated asset accounts of the Companies are referred to collectively as the “Separate Accounts”); PACIFIC SELECT FUND (the “Fund”), a Massachusetts business trust; and PACIFIC SELECT DISTRIBUTORS, INC. (“Distributor”), a California corporation, is hereby amended by the addition of the provisions set forth in this Addendum to the Agreement (“Addendum”), which is made this 14th day of August, 2000.

     1. Effective October 2, 2000, Exhibit B attached to the Agreement, is amended as shown on Exhibit B attached to this Addendum.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PACIFIC SELECT FUND

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ TC SUTTON

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board and Trustee

PACIFIC MUTUAL DISTRIBUTORS, INC.

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ GERALD W. ROBINSON

	Name: Audrey L. Milfs		Name: Gerald W. Robinson
	Title: Secretary		Title: Chairman and Chief Executive Officer

PACIFIC LIFE INSURANCE COMPANY

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ TC SUTTON

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board and Chief Executive Officer

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ GLENN S. SCHAFER

	Name: Audrey L. Milfs Title: Secretary		Name: Glenn S. Schafer Title: President

PACIFIC LIFE & ANNUITY COMPANY

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ LYNN C. MILLER

	Name: Audrey L. Milfs		Name: Lynn C. Miller
	Title: Secretary		Title: Executive Vice President

Exhibit B

Money Market Portfolio
High Yield Bond Portfolio
Managed Bond Portfolio
Government Securities Portfolio
Small-Cap Equity Portfolio
Aggressive Equity Portfolio
Growth LT Portfolio
Equity Income Portfolio
Multi-Strategy Portfolio
Large-Cap Value Portfolio
Mid-Cap Value Portfolio
Equity Portfolio
Bond and Income Portfolio
Equity Index Portfolio
Small-Cap Index Portfolio
REIT Portfolio
International Value Portfolio
Emerging Markets Portfolio
International Large-Cap Portfolio
Diversified Research Portfolio
I-Net Tollkeeper Portfolio
Strategic Value Portfolio*
Focused 30 Portfolio*

* Effective October 2, 2000

ADDENDUM TO FUND PARTICIPATION AGREEMENT

The Fund Participation Agreement, made the 1st day of January, 2000, and subsequently amended on January 28, 2000 and August 14, 2000 by and among PACIFIC LIFE INSURANCE COMPANY (formerly Pacific Mutual Life Insurance Company) (“Pacific Life”), a life insurance company domiciled in California, on its behalf and on behalf of its segregated asset accounts listed on Exhibit A to the Agreement; PACIFIC LIFE & ANNUITY COMPANY (“PL&A”, and, together with Pacific Life, the “Companies”), a life insurance company domiciled in Arizona, on its behalf and on behalf of its segregated asset accounts listed on Exhibit A to the Agreement (the segregated asset accounts of the Companies are referred to collectively as the “Separate Accounts”); PACIFIC SELECT FUND (the “Fund”), a Massachusetts business trust; and PACIFIC SELECT DISTRIBUTORS, INC. (“Distributor”), a California corporation, is hereby amended by the addition of the provisions set forth in this Addendum to the Agreement (“Addendum”), which is made this 22nd day of December 2000.

1. Effective January 2, 2001, Exhibit B attached to the Agreement, is amended as shown on Exhibit B attached to this Addendum.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PACIFIC SELECT FUND

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ THOMAS C. SUTTON

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board & Trustee

PACIFIC SELECT DISTRIBUTORS, INC.

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ GERALD W. ROBINSON

	Name: Audrey L. Milfs		Name: Gerald W. Robinson
	Title: Secretary		Title: Chairman & Chief Executive Officer

PACIFIC LIFE INSURANCE COMPANY

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ THOMAS C. SUTTON

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board & Chief Executive Officer

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ GLENN S. SCHAFER

	Name: Audrey L. Milfs		Name: Glenn S. Schafer
	Title: Secretary		Title: President

PACIFIC LIFE & ANNUITY COMPANY

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ LYNN C. MILLER

	Name: Audrey L. Milfs		Name: Lynn C. Miller
	Title: Secretary		Title: Executive Vice President

Exhibit B

Aggressive Equity Portfolio
Emerging Markets Portfolio
Diversified Research Portfolio
Small-Cap Equity Portfolio
International Large-Cap Portfolio
Equity Portfolio
I-Net Tollkeeper Portfolio
Multi-Strategy Portfolio
Equity Income Portfolio
Growth LT Portfolio
Strategic Value Portfolio
Focused 30 Portfolio
Mid-Cap Value Portfolio
Equity Index Portfolio
Small-Cap Index Portfolio
REIT Portfolio
International Value Portfolio
Government Securities Portfolio
Managed Bond Portfolio
Money Market Portfolio
High Yield Bond Portfolio
Large-Cap Value Portfolio
Global Growth Portfolio*
Mid-Cap Growth Portfolio*
Capital Opportunities Portfolio*
Technology Portfolio*
Financial Services Portfolio*
Telecommunications Portfolio*
Health Sciences Portfolio*
Aggressive Growth Portfolio*
Blue Chip Portfolio*

*Effective January 2, 2001

Exhibit B

Aggressive Equity Portfolio
Emerging Markets Portfolio
Diversified Research Portfolio
Small-Cap Equity Portfolio
International Large-Cap Portfolio
Equity Portfolio
I-Net Tollkeeper Portfolio
Multi-Strategy Portfolio
Large-Cap Core Portfolio (formerly the Equity Income Portfolio)
Growth LT Portfolio
Strategic Value Portfolio
Focused 30 Portfolio
Mid-Cap Value Portfolio
Equity Index Portfolio
Small-Cap Index Portfolio
REIT Portfolio
International Value Portfolio
Inflation Managed Portfolio
Managed Bond Portfolio
Money Market Portfolio
High Yield Bond Portfolio
Large-Cap Value Portfolio
Global Growth Portfolio
Mid-Cap Growth Portfolio
Capital Opportunities Portfolio
Technology Portfolio
Financial Services Portfolio
Telecommunications Portfolio
Health Sciences Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Equity Income Portfolio
Research Portfolio

Effective January 1, 2002 agreed to and accepted by:

PACIFIC SELECT FUND

ATTEST:	/s/ Audrey L. Milfs	BY:	/s/ TC Sutton

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board & Trustee

PACIFIC SELECT DISTRIBUTORS, INC.

ATTEST:	/s/ Audrey L. Milfs	BY:	/s/ Gerald W. Robinson

	Name: Audrey L. Milfs		Name: Gerald W. Robinson
	Title: Secretary		Title: Chairman & Chief Executive Officer

PACIFIC LIFE INSURANCE COMPANY

ATTEST:	/s/ Audrey L. Milfs	BY:	/s/ TC Sutton

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board & Chief Executive Officer

ATTEST:	/s/ Audrey L. Milfs	BY:	/s/ Glenn S. Schafer

	Name: Audrey L. Milfs		Name: Glenn S. Schafer
	Title: Secretary		Title: President

PACIFIC LIFE & ANNUITY COMPANY

ATTEST:	/s/ Audrey L. Milfs	BY:	/s/ Lynn C. Miller

	Name: Audrey L. Milfs		Name: Lynn C. Miller
	Title: Secretary		Title: Executive Vice President

Participation Agreement
Exhibit B

Aggressive Equity Portfolio	Emerging Markets Portfolio
Diversified Research Portfolio	Small-Cap Equity Portfolio
International Large-Cap Portfolio	Equity Portfolio
I-Net Tollkeeper Portfolio	Multi-Strategy Portfolio
Growth LT Portfolio	Focused 30 Portfolio
Mid-Cap Value Portfolio	Equity Index Portfolio
Small-Cap Index Portfolio	Real Estate Portfolio
International Value Portfolio	Inflation Managed Portfolio
Managed Bond Portfolio	Money Market Portfolio
High Yield Bond Portfolio	Large-Cap Value Portfolio
Global Growth Portfolio	Mid-Cap Growth Portfolio
Capital Opportunities Portfolio	Technology Portfolio
Financial Services Portfolio	Telecommunications Portfolio
Health Sciences Portfolio	Aggressive Growth Portfolio
Blue Chip Portfolio	Equity Income Portfolio
Research Portfolio	Short Duration Bond Portfolio
Small-Cap Value Portfolio
Main Street Core Portfolio (formerly Large-Cap Core Portfolio)
Comstock Portfolio (formerly Strategic Value Portfolio)

Effective May 1, 2003, agreed to and accepted by:

PACIFIC SELECT FUND

ATTEST:	/s/ AUDREY L. MILFS	BY:	/s/ TC SUTTON

	Name: Audrey L. Milfs		Name: Thomas C. Sutton
	Title: Secretary		Title: Chairman of the Board & Trustee

PACIFIC SELECT DISTRIBUTORS, INC.

ATTEST:	/s/ DIANE N. LEDGER	BY:	/s/ GERALD W. ROBINSON

	Name: Diane N. Ledger Title: Vice President		Name: Gerald W. Robinson Title: Chairman & Chief Executive Officer

ATTEST:	/s/ DIANE N. LEDGER	BY:	/s/ AUDREY L. MILFS

	Name: Diane N. Ledger		Name: Audrey L. Milfs
	Title: Vice President		Title: Secretary

PACIFIC LIFE INSURANCE COMPANY

ATTEST:	/s/ DIANE N. LEDGER	BY:	/s/ TC SUTTON

	Name: Diane N. Ledger		Name: Thomas C. Sutton
	Title: Vice President		Title: Chairman of the Board & Chief Executive Officer

ATTEST:	/s/ DIANE N. LEDGER	BY:	/s/ AUDREY L. MILFS

	Name: Diane N. Ledger		Name: Audrey L. Milfs
	Title: Vice President		Title: Secretary

PACIFIC LIFE & ANNUITY COMPANY

ATTEST:	/s/ DIANE N. LEDGER	BY:	/s/ JAMES T. MORRIS

	Name: Diane N. Ledger		Name: James T. Morris
	Title: Vice President		Title: Executive Vice President

ATTEST:	/s/ DIANE N. LEDGER	BY:	/s/ AUDREY L. MILFS

	Name: Diane N. Ledger		Name: Audrey L. Milfs
	Title: Vice President		Title: Secretary